UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 14, 2004

HUGHES SUPPLY, INC.

(Exact name of registrant as specified in its charter)

Florida	001-08772	59-0559446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Hughes Way, Orlando, Florida	32805
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 841-4755

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

On December 19, 2003, we acquired Century Maintenance Supply, Inc., (“Century”), which was previously reported pursuant to our Current Report on Form 8-K filed with the Commission on January 5, 2004, as amended on January 8, 2004. Filed as an exhibit hereto is our unaudited pro forma condensed consolidated condensed statement of operations for the fiscal year ended January 30, 2004 giving effect to the Century acquisition and related financing as though those transactions had occurred on January 31, 2003.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits. The following document is filed as an exhibit to this Report:

99.1	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the fiscal year ended January 30, 2004

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Hughes Supply, Inc.

Date: June 14, 2004	By:	/s/ David Bearman
David Bearman
Executive Vice President and Chief Financial Officer

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Index to Exhibits filed with Form 8-K

Exhibit	Description of Exhibit
99.1	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the fiscal year ended January 30, 2004.

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